Rule 497(d)

                           The First Trust GNMA Trust
                 The First Trust GNMA Reinvestment Income Trust


                         Supplement to the Prospectus

      Commencing June 27, 2002, the Sponsor of the Trusts, Nike Securities L.P., changed its name to First Trust Portfolios L.P. This change will have no material effect upon Unit holders of a Series of the Trusts. In addition, the address and phone number for the Sponsor listed in the Prospectus will remain the same but the Internet address of the Sponsor has been changed to www.ftportfolios.com.


July 1, 2002